SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2003

FAIRPOINT COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (704) 344-8150

N/A

 (Former name or former address, if changed since last report):

Item 7.        Financial Statements and Exhibits

(c)     Exhibits

          * 99.1                  High Yield Presentation dated June 4, 2003.

Item 9.        Regulation FD Disclosure

          On June 4, 2003, Walter E. Leach, Jr. and Timothy W. Henry, officers of FairPoint Communications, Inc., participated in a high yield conference sponsored by Bear Stearns.  The presentation is attached hereto as Exhibit 99.1.

* Filed herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Walter E. Leach, Jr.
	Name:	Walter E. Leach, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: June 4, 2003